--------------------------------------------------------------------------------

                             INTERCREDITOR AGREEMENT

                          Made as of November 19, 1998

                                     Between

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       and

                      GENERAL ELECTRIC CAPITAL CANADA INC.

                                       and

                     CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

                                       and

                 SLM INTERNATIONAL, INC., SPORTS HOLDINGS CORP.,
                 SPORT MASKA INC., TROPSPORT ACQUISITIONS INC.,
                SHC HOCKEY INC., MASKA U.S., INC., SLM TRADEMARK,
                         ACQUISITION CANADA CORPORATION,
                       SLM TRADEMARK ACQUISITION CORP. and
                                WAP HOLDINGS INC.

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                           INTERCREDITOR AGREEMENT

This Intercreditor Agreement (as amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT") is made as of November 19, 1998, between

      GENERAL ELECTRIC CAPITAL CORPORATION., a New York corporation (in its capacity as agent for itself and the other US Lenders (as defined in Recital A), together with its successors and assigns in such capacity, "GECC")

                                      and

      GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation (in its capacity as agent for itself and the other Canadian Lenders (as defined in Recital B), together with its successors and assigns in such capacity, "GE CAPITAL CANADA")

                                      and

      CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, a Quebec corporation (in its capacity as agent for itself and the other Caisse Lenders (as defined in Recital C) together with its successors and assigns, "CAISSE")

                                      and

      SLM INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, "SLM")

                                      and

      SPORTS HOLDINGS CORP., a Delaware corporation (together with its successors and assigns, "SHC")

                                       and

      SLM TRADEMARK ACQUISITION CANADA CORPORATION, a New Brunswick corporation (together with its successors and assigns, "TRADEMARK CANADA")

                                       and

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      SLM TRADEMARK ACQUISITION CORP. a Delaware corporation (together with its successors and assigns, "TRADEMARK US")

                                       and

      SHC HOCKEY, INC., a Vermont corporation and MASKA U.S., INC., a Vermont corporation (together with their respective successors and assigns, collectively, "US BORROWERS")

                                      and

      SPORT MASKA INC., a New Brunswick corporation, and TROPSPORT ACQUISITIONS INC., a Canada corporation (together with their respective successors and assigns, collectively, "CANADIAN BORROWERS")

                                       and

      WAP HOLDINGS INC., a Delaware corporation (together with its successors and assigns, "WAP")

RECITALS

A. US Borrowers, SLM, SHC, Canadian Borrowers, Trademark US, Trademark Canada, WAP and the other credit parties signatory thereto (collectively, the "US Facility Credit Parties"), the lender or lenders thereunder from time to time (the "US Lenders", and together with GECC, the "GECC Secured Parties") and GECC are parties to a Credit Agreement made November 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "US Credit Agreement") under which GECC and the US Lenders have agreed to provide to US Borrowers revolving credit facilities of up to the aggregate principal amount of US$35,000,000.

B. Canadian Borrowers, SLM, SHC, US Borrowers, Trademark US, Trademark Canada, WAP and the other credit parties signatory thereto (collectively, the "Canadian Facility Credit Parties"), the lender or lenders thereunder from time to time (the "Canadian Lenders", and together with GE Capital Canada, the "GE Capital Canada Secured Parties") and GE Capital Canada are parties to a Credit Agreement dated as of November 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Canadian Credit Agreement") under which GE Capital Canada and

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                                      -3-


the Canadian Lenders have agreed to provide to Canadian Borrowers revolving credit facilities of up to the aggregate principal amount of US$35,000,000.

C. SLM, Sport Maska Inc., Caisse and the lender or lenders named therein (the "Caisse Lenders" and together with Caisse and the Trustee, the "Caisse Secured Parties") are parties to a credit agreement made November 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Bridge Loan Agreement") under which Caisse and the Caisse Lenders have agreed to provide SLM and Sport Maska Inc. with a bridge loan facility in an aggregate principal amount of $135,800,000.

D. The GECC Secured Parties, the GE Capital Canada Secured Parties and the Caisse Secured Parties have each obtained, and may hereafter obtain, assignments, security interests, hypothecs and other liens (collectively, the "Liens") in certain assets of the US Facility Credit Parties and the Canadian Facility Credit Parties (collectively the "Debtors") under the assignments, hypothecs, security agreements and other security documents entered into now and hereafter under, by virtue of, or otherwise in connection with, the US Credit Agreement, the Canadian Credit Agreement and the Bridge Loan Agreement (collectively, the "Security Documents").

E. GECC, GE Capital Canada and Caisse desire to agree on the relative priority of the respective Liens of the GECC Secured Parties, the GE Capital Canada Secured Parties and the Caisse Secured Parties and certain other rights, priorities and interests.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 -- INTERPRETATION

1.1 DEFINITIONS. In this Agreement, including the Recitals, the following words and phrases shall have the following meanings:

(1)   ACCOUNTS shall mean:

      (a) all of the Debtors' accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured, including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Debtors including, without limitation, all amounts due from other Debtors and all deposit and other accounts held in a Debtor's name or a trade or business name of a Debtor or for the benefit of a Debtor with a financial institution or other deposit-taking entity and all deposits therein;

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      (b)   all deeds, documents, writings, papers, books of account and other books relating to or being records of any other Accounts referred to in this Section 1.1(1);

      (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other Accounts referred to in this Section 1.1; and

      (d) all books and records and software pertaining to any of the foregoing,

      except to the extent that the property described in paragraphs (a) through
      (d) above constitutes Caisse Bank Accounts or amounts deposited therein, or arises as a result of the disposition of Equipment, Real Property or Caisse Intangibles, including Intellectual Property.

(2) ACCOUNTS LIQUIDATION PERIOD shall have the meaning given to it in Section 2.4(1).

(3) AGREEMENT shall have the meaning given to it in the first paragraph of this Agreement.

(4) BRIDGE LOAN AGREEMENT shall have the meaning given to it in Recital C.

(5) CAISSE BANK ACCOUNTS means any deposit or other bank account of which Caisse has given each of GECC and GE Canada prior written notice and into which Proceeds of other Caisse Senior Collateral have been deposited but shall exclude any depository or other bank accounts of the Debtors used in connection with the cash management arrangements between the Debtors, their relationship banks or similar entities and GECC or the Debtors, their relationship banks or similar entities and GE Capital Canada.

(6) CAISSE CLAIM shall mean all obligations and liabilities of SLM and Sport Maska Inc. to the Caisse Secured Parties pursuant to the Bridge Loan Agreement, including, without limitation, all sums loaned or disbursed to or for the benefit of SLM and Sport Maska Inc. at any time, all interest and fees with respect thereto, and all costs of collection or enforcement, including legal expenses and all amounts due under, and obligations owing in respect of guarantees given by the Debtors to the Caisse Secured Parties.

(7) CAISSE COMMITMENT shall mean the commitment of the Caisse Lenders to make a bridge loan to SLM and Sport Maska Inc. under the Bridge Loan Agreement.

(8) CAISSE INTANGIBLES shall mean all of the Debtors' now owned or hereafter acquired (i) contract rights, choses in action, causes of action, and rights to refunds or indemnification relating to other Caisse Senior Collateral, including, without limitation, claims for tax or other refunds

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against any city, county, province, state or federal government, or any agency or authority or other subdivision thereof relating to other Caisse Senior Collateral, (ii) corporate or other business records, ledgers and computer programs relating to other Caisse Senior Collateral and (iii) all other general intangibles and incorporeal property relating to other Caisse Senior Collateral.

(9) CAISSE LENDERS shall have the meaning given to it in Recital C.

(10) CAISSE SECURED PARTIES shall have the meaning given to it in Recital C.

(11) CAISSE SECURED PARTIES HYPOTHECS shall mean the hypothecs granted by SLM, Sport Maska Inc., Tropsport Acquisitions Inc., and Trademark Canada in favour of the Trustee.

(12) CAISSE SENIOR COLLATERAL shall mean the Collateral in which Caisse on behalf of the Caisse Secured Parties, or the Caisse Secured Parties, as applicable, have a senior Lien, as described in and provided by Section 2.1(1)(d).

(13) CANADIAN BORROWERS shall have the meaning given to in the first paragraph of this Agreement.

(14) CANADIAN BORROWERS AND TRADEMARK CANADA ACCOUNTS shall mean all Accounts of the Canadian Borrowers and Trademark Canada.

(15) CANADIAN BORROWERS AND TRADEMARK CANADA INVENTORY shall mean all Inventory of the Canadian Borrowers and Trademark Canada.

(16) CANADIAN CREDIT AGREEMENT shall have the meaning given to in Recital B.

(17) CANADIAN FACILITY CREDIT PARTIES shall have the meaning given to in Recital B.

(18) CANADIAN LENDERS shall have the meaning given to it in Recital B.

(19) COLLATERAL shall mean all the assets, rights, property or interests in property described in Sections 1.1(1), 1.1(8), 1.1(24), 1.1(30), 1.1(37),
1.1(41), 1.1(45), 1.1(46), 1.1(52), 1.1(53) and 1.1(55) and includes the
Proceeds and products thereof, and where applicable, the Proceeds of insurance or escrow accounts covering any such property.

(20) DEBTORS shall have the meaning given to it in Recital D.

(21) ENFORCEMENT ACTIONS shall mean, collectively or individually, after an Event of Default under the US Credit Agreement, the Canadian Credit Agreement and/or the Bridge Loan Agreement,

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as applicable, for all or any of GECC, GE Capital Canada and Caisse (and/or any
Receiver(s)) to take any action to repossess or realize upon any material amount of Collateral, to exercise rights of set-off or commence the judicial or non-judicial enforcement of any of the rights and remedies (including hypothecary remedies under the Civil Code of Quebec) under any Security Document, or pursuant to the Liens, including the withdrawal of an authorization to collect claims (as contemplated by Article 2745 of the Civil Code of Quebec). For greater certainty, applications of amounts received by GECC or GE Capital Canada under cash management arrangements implemented in connection with the US Credit Agreement or the Canadian Credit Agreement shall not constitute Enforcement Actions.

(22) ENFORCEMENT NOTICE shall mean a written notice delivered by any of GECC, GE Capital Canada or Caisse to each of the others following acceleration of the GECC Claim, the GE Capital Canada Claim or the Caisse Claim, as applicable, stating that immediately after the giving of such notice it will be taking one or more Enforcement Actions and such notice shall specify the relevant Event of Default and the current balance of the GECC Claim, the GE Capital Canada Claim or the Caisse Claim, as applicable.

(23) ENFORCEMENT PERIOD shall mean the period of time following the date of receipt by two of GECC, GE Capital Canada or Caisse of an Enforcement Notice from the other until either (i) the final payment or satisfaction in full of two of the GECC Claim, the GE Capital Canada Claim and the Caisse Claim, or (ii) GECC, GE Capital Canada and Caisse, agree in writing to terminate the Enforcement Period.

(24) EQUIPMENT shall mean all of the Debtors' machinery and equipment (other than Inventory), including, without limitation, processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, and fixtures, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto.

(25) EVENT OF DEFAULT shall mean an "EVENT OF DEFAULT" as such term is defined in the US Credit Agreement, the Canadian Credit Agreement and/or the Bridge Loan Agreement.

(26) FINISHED GOODS LIQUIDATION PERIOD shall have the meaning given to it in
Section 2.4(1).

(27) GE CAPITAL Canada shall have the meaning given to it in the first paragraph of this Agreement.

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(28) GE CAPITAL CANADA CLAIM shall mean all "Obligations" of the Debtors to the
GE Capital Canada Secured Parties as defined in the Canadian Credit Agreement, including, without limitation, all sums loaned or advanced to or for the benefit of the Debtors and all letter of credit obligations incurred for the account of the Debtors at any time, all interest and fees with respect thereto, all future advances and all costs of collection or enforcement, including legal expenses and all amounts due under, and obligations owing in respect of, guarantees given by the Debtors to the GE Capital Canada Secured Parties.

(29) GE CAPITAL CANADA COMMITMENT shall mean the commitment of the GE Capital Canada Secured Parties, or any of them, to make revolving loans to the Canadian Borrowers or to incur letter of credit obligations for the accounts of the Canadian Borrowers under the Canadian Credit Agreement.

(30) GE CAPITAL CANADA INTANGIBLES shall mean:

      (a) all of the Canadian Borrowers' and Trademark Canada's now owned or hereafter acquired (i) contract rights (other than contractual rights relating to Intellectual Property), choses in action, causes of action, and rights to refunds or indemnification relating to other GE Capital Canada Senior Collateral, including, without limitation, claims for tax or other refunds against any city, county, state, province or federal government, or any agency or authority or other subdivision thereof relating to other GE Capital Canada Senior Collateral, (ii) corporate or other business records, ledgers and computer programs relating to other GE Capital Canada Senior Collateral and (iii) all other general intangibles and incorporeal property (excluding Intellectual Property) relating to other GE Capital Canada Senior Collateral;

      (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other GE Capital Canada Intangibles referred to in this Section 1.1(30);

      (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other GE Capital Canada Intangibles referred to in this Section 1.1(30); and

      (d) all books and records and software pertaining to any of the foregoing.

(31) GE CAPITAL CANADA SECURED PARTIES shall have the meaning assigned to in Recital B.

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(32) GE CAPITAL CANADA SENIOR COLLATERAL shall mean Collateral in which GE
Capital Canada on behalf of the GE Capital Canada Secured Parties, or the GE Capital Canada Secured Parties, as applicable, have a senior Lien, as described in and provided by Section 2.1(1)(b).

(33) GE CAPITAL CANADA SUBORDINATED COLLATERAL shall have the meaning given to it in Section 2.1(2)(b).

(34) GECC shall have the meaning given to it in the first paragraph of this Agreement.

(35) GECC CLAIM shall mean all "Obligations" of the Debtors to the GECC Secured Parties as defined in the US Credit Agreement, including, without limitation, all sums loaned or advanced to or for the benefit of the Debtors and all letter of credit obligations incurred for the account of the Debtors at any time, all interest and fees with respect thereto, all future advances and all costs of collection or enforcement, including legal expenses and all amounts due under, and obligations owing in respect of, guarantees given by the Debtors to the GECC Secured Parties.

(36) GECC COMMITMENT shall mean the commitment of the GECC Secured Parties, or any or them, to make revolving loans to the US Borrowers or to incur letter of credit obligations for the accounts of the US Borrowers under the US Credit Agreement.

(37) GECC INTANGIBLES shall mean:

      (a) all of the US Borrowers' and Trademark US's now owned or hereafter acquired (i) contract rights (other than contractual rights relating to Intellectual Property), choses in action, causes of action, and rights to refunds or indemnification relating to other GECC Senior Collateral, including, without limitation, claims for tax or other refunds against any city, county, state, province or federal government, or any agency or authority or other subdivision thereof relating to other GECC Senior Collateral, (ii) corporate or other business records, ledger and computer programs relating to other GECC Senior Collateral and (iii) all other general intangibles and incorporeal property (other than Intellectual Property) relating to other GECC Senior Collateral;

      (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other GECC Intangibles referred to in this Section 1.1(37);

      (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other GECC Intangibles referred to in this Section 1.1(37); and

      (d) all books and records and software pertaining to any of the foregoing.

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(38) GECC SECURED PARTIES shall have the meaning assigned to in Recital A.

(39) GECC SENIOR COLLATERAL shall mean Collateral in which GECC, on behalf of the GECC Secured Parties, or the GECC Secured Parties, as applicable, have a senior Lien, as described in and provided by Section 2.1(1)(a).

(40) GECC SUBORDINATED COLLATERAL shall have the meaning given to it in Section 2.1(2)(a).

(41) GE JOINT INTANGIBLES shall mean:

      (a)   all of the SHC's, SLM's and WAP's now owned or hereafter acquired
            (i) contract rights (other than contractual rights relating to Intellectual Property), choses in action, causes of action, and rights to refunds or indemnification relating to other GE Joint Senior Collateral, including, without limitation, claims for tax or other refunds against any city, county, state, province or federal government, or any agency or authority or other subdivision thereof relating to other GE Joint Senior Collateral, (ii) corporate or other business records, ledgers and computer programs relating to other GE Joint Senior Collateral and (iii) all other general intangibles and incorpororeal property (excluding Intellectual Property) relating to other GE Joint Senior Collateral;

      (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other GE Joint Intangibles referred to in this Section 1.1(41);

      (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other GE Joint Intangibles referred to in this Section 1.1(41); and

      (d) all books and records and software pertaining to any of the foregoing.

(42) GE JOINT SENIOR COLLATERAL shall have the meaning given to it in Section
2.1 (1) (c).

(43) INSOLVENCY LAW shall mean any of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), and Title 11 of the United States Code entitled "Bankruptcy", each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction including, without limitation, any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

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(44) INSOLVENCY PROCEEDINGS shall mean any dissolution, bankruptcy, receivership, winding-up, liquidation or other similar proceedings in respect of the Debtors (whether voluntary or involuntary), any proposal or other proceeding seeking a stay of proceedings, reorganization or compromise of the claims of creditors made or commenced by the Debtors or others under any Insolvency Law or any distribution of assets of the Debtors among their creditors in any manner whatsoever.

(45) INTELLECTUAL PROPERTY shall mean all intellectual and industrial property, including, without limitation, all patents, industrial designs, copyrights, trademarks, trade names, trade secrets, and options and rights to use any of the foregoing and, when the context permits, all registrations and applications that have been made or shall be made or filed in any office in any jurisdiction in respect of the foregoing, and all reissues, extensions and renewals thereof.

(46) INVENTORY shall mean:

      (a) all inventory of whatever kind and wherever situate, whether now owned or hereafter acquired by the Debtors, including, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of any Debtor for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Debtor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies;

      (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other Inventory referred to in this Section 1.1(46);

      (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other Inventory referred to in this Section 1.1(46); and

      (d) all books and records and software pertaining to any of the foregoing.

(47) LIENS shall have the meaning given to it in Recital D.

(48) LIQUIDATION PERIODS shall have the meaning given to it in Section 2.4(1).

(49) OFFICES shall mean the offices of the Debtors where the ledgers, books, records, computers, books of account, computer programs, disks, tape files, printout runs, and other computer-prepared information with respect to Accounts and Inventory, including data regarding accounts and claims and collections with respect thereto and any other Proceeds thereof, are maintained and where mail (including payments of any Accounts) is received.

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(50) PERSON means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, company, institution, public benefit corporation, investment or other fund, government (whether federal, provincial, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or other entity of any nature.

(51) PLEDGED SHARE DOCUMENTS means all original share certificates, proxies and powers of attorney relating to the Pledged Shares.

(52) PLEDGED SHARES means any and all shares, warrants, options, general or limited partnership interests or other similar rights (regardless how designated) issued by any Debtor to another Debtor and pledged or hypothecated in favour of any of the GECC Secured Parties, the GE Capital Canada Secured Parties or the Caisse Secured Parties, other than such property as constitutes Proceeds of other Collateral.

(53) PROCEEDS means identifiable or traceable property in any form derived directly or indirectly from any dealing with the Collateral or the proceeds therefrom, including any payment or right to a payment or insurance representing an indemnity or compensation for loss of or damage to the Collateral or any part thereof or Proceeds therefrom.

(54) RAW/WIP LIQUIDATION PERIOD shall have the meaning given to it in Section 2.4(1).

(55) REAL PROPERTY shall mean all of the real and immoveable property now owned or hereafter acquired by the Debtors, all leasehold interests and rights under leases of the Debtors, and all improvements and fixtures attached thereto and the Debtors' rights to leases, rents and profits with respect thereto.

(56) RECEIVER shall mean any receiver, manager, receiver-manager, receiver and manager or other person exercising similar powers appointed by or at the request of GECC, GE Capital Canada or Caisse as the context requires.

(57) SECURITY DOCUMENTS shall have the meaning given to it in Recital D.

(58) SHC shall have the meaning given to it in the first paragraph of this Agreement.

(59) SHC, SLM AND WAP ACCOUNTS shall mean all Accounts of SHC, SLM and WAP.

(60) SHC, SLM AND WAP INVENTORY shall mean all Inventory of SHC, SLM and WAP.

(61) SLM shall have the meaning given to it in the first paragraph of this Agreement.

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(62) TRADEMARK CANADA shall have the meaning given to it in the first paragraph of this Agreement.

(63) TRADEMARK US shall have the meaning given to it in the first paragraph of this Agreement.

(64) TRUSTEE shall mean Montreal Trust Company, in its capacity as trustee under the Caisse Secured Parties hypothecs.

(65) US BORROWERS shall have the meaning given to in the first paragraph of this Agreement.

(66) US BORROWERS AND TRADEMARK US ACCOUNTS shall mean all Accounts of the US Borrowers and Trademark US.

(67) US BORROWERS AND TRADEMARK US INVENTORY shall mean all Inventory of the US Borrowers and Trademark US.

(68) US CREDIT AGREEMENT shall have the meaning given to in Recital A.

(69) US FACILITY CREDIT PARTIES shall have the meaning given to in Recital A.

(70) US LENDERS shall have the meaning given to it in Recital A.

1.2 HEADINGS. The insertion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3 REFERENCES. Unless otherwise specifically provided, all references to Sections and Recitals are to Sections and Recitals of this Agreement. The words "hereto", "herein", "hereof", "hereunder" and similar expressions refer to this Agreement.

1.4 NUMBER AND GENDER. Unless otherwise specifically provided, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.5 TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

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SECTION 2 -- INTERCREDITOR AGREEMENT

2.1   LIEN PRIORITIES.

      (1) As between the GECC Secured Parties, the GE Capital Canada Secured Parties and the Caisse Secured Parties, the Liens of the GECC Secured Parties, the GE Capital Canada Secured Parties and the Caisse Secured Parties in the Collateral shall have the following relative priorities:

            (a) the GECC Secured Parties shall have a first ranking Lien in or on all US Borrowers and Trademark US Accounts, US Borrowers and Trademark US Inventory, GECC Intangibles and all Proceeds of all of the foregoing in any form derived directly or indirectly from any dealing with the foregoing or the Proceeds therefrom, including, without limitation, insurance Proceeds, other than, but subject to the proviso in Section 2.13, Proceeds of the Caisse Senior Collateral,

                  (collectively, "GECC Senior Collateral"), and the GE Capital Canada Secured Parties shall have a second ranking Lien in the GECC Senior Collateral and the Caisse Secured Parties shall have a third ranking Lien in the GECC Senior Collateral;

            (b) the GE Capital Canada Secured Parties shall have a first ranking Lien in or on all Canadian Borrowers and Trademark Canada Accounts, Canadian Borrowers and Trademark Canada Inventory, GE Capital Canada Intangibles and all Proceeds of all of the foregoing in any form derived directly or indirectly from any dealing with the foregoing or the Proceeds therefrom, including, without limitation, insurance Proceeds, other than, but subject to the proviso in Section 2.13, Proceeds of the Caisse Senior Collateral,

                  (collectively, "GE Capital Canada Senior Collateral"), and the GECC Secured Parties shall have a second ranking Lien in the GE Capital Canada Senior Collateral and the Caisse Secured Parties shall have a third ranking Lien in the GE Capital Canada Senior Collateral;

            (c) the GECC Secured Parties and the GE Capital Canada Secured Parties shall have a first ranking pari passu Lien in or on all SHC, SLM and WAP Accounts, SHC, SLM and WAP Inventory, GE Joint Intangibles and all Proceeds of all of the foregoing in any form derived directly or indirectly from any dealing with the foregoing or the Proceeds therefrom, including, without limitation, insurance Proceeds other than, but subject to the proviso in Section 2.13, Proceeds of the Caisse Senior Collateral;

                  (collectively, "GE Joint Senior Collateral") and the Caisse Secured Parties shall have a second ranking Lien in the GE Joint Senior Collateral;

            (d) the Caisse Secured Parties shall have a first ranking Lien in or on all Real Property, Equipment, Intellectual Property and other assets of the Debtors other than GECC Senior Collateral, GE Capital Canada Senior Collateral and GE Joint Senior Collateral and all Proceeds of all of such assets in any form derived directly or indirectly from any dealing with such assets or the Proceeds therefrom, including, without limitation, insurance Proceeds, ("Caisse Senior Collateral"), and the GECC Secured Parties and the GE Capital Canada Secured Parties shall have a second or third ranking Lien therein, as set out in subsection 2.1(2).

      (2) As between the GECC Secured Parties and the GE Capital Canada Secured Parties, the Liens of the GECC Secured Parties and the GE Capital Canada Secured Parties in the Caisse Senior Collateral shall have the following relative priorities:

            (a) the GECC Secured Parties shall have a second ranking Lien in or on all Caisse Senior Collateral, other than Pledged Shares and Caisse Senior Collateral consisting of assets and property of Canadian Borrowers, Trademark Canada, SLM, SHC and WAP (the "GECC Subordinated Collateral"), and the GE Capital Canada Secured Parties shall have a third ranking Lien therein; and

            (b) the GE Capital Canada Secured Parties shall have a second ranking Lien in or on all Caisse Senior Collateral, other than the GECC Subordinated Collateral, Pledged Shares and Caisse Senior Collateral consisting of assets and property of SLM, SHC and WAP (the "GE Capital Canada Subordinated Collateral"), and the GECC Secured Parties shall have a third ranking Lien in the GE Capital Canada Subordinated Collateral;

            (c) the GECC Secured Parties and the GE Capital Canada Secured Parties shall have a second ranking pari passu Lien on the Pledged Shares and Caisse Senior Collateral consisting of assets and property of SLM, SHC and WAP.

      (3) The priorities provided for in this Agreement shall apply notwithstanding:

            (a) the priorities otherwise accorded to the Liens on the GECC Senior Collateral, GE Capital Canada Senior Collateral, GE Joint Senior Collateral and the Caisse Senior Collateral under applicable law;

            (b) the time of creation, granting, execution, delivery, attachment, registration, publication, perfection or enforcement of the Liens on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Caisse Senior Collateral;

            (c) that any of the Liens on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Caisse Senior Collateral shall be defective, unperfected, unpublished, or unenforceable for any reason whatsoever;

            (d) the time of crystallization of any floating charge or floating hypothec in or on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Caisse Senior Collateral;

            (e) the provisions of the US Credit Agreement, the Canadian Credit Agreement, the Bridge Loan Agreement or the Security Documents;

            (f) any forbearance whatsoever, whether as to time, performance, or otherwise or any release, discharge, loss or alteration in or dealing with all or any part of the Liens on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Caisse Senior Collateral or any part thereof;

            (g) any failure or delay in giving any notice required under this Agreement;

            (h) any invalidity or unenforceability of, or any limitation on, the liability of the Debtors;

            (i) any defence, compensation, set-off or counterclaim which the Debtors may have or assert;

            (j)   any Insolvency Proceedings;

            (k) the date of incurrence of the GECC Claim, the GE Capital Canada Claim or the Caisse Claim or any portion thereof;

            (l)   any priority granted by any principle of law or any statute;
                  or

            (m)   any other matter whatsoever.

2.2 DISTRIBUTION OF PROCEEDS OF COLLATERAL. As between the GECC Secured Parties, the GE Capital Canada Secured Parties and the Caisse Secured Parties:

      (1) All Proceeds of GECC Senior Collateral shall be paid first, to GECC for application to the GECC Claim and, after the full and irrevocable payment of the GECC Claim and termination of the GECC Commitment, any residual of the GECC Senior Collateral shall be paid second to GE Capital Canada for application to the GE Capital Canada Claim and, after the full and irrevocable payment of the GE Capital Canada Claim and termination of the GE Capital Canada Commitment, any residual of the GECC Senior Collateral shall be paid third to Caisse for application to the Caisse Claim, if any.

      (2) All Proceeds of GE Capital Canada Senior Collateral shall be paid first, to GE Capital Canada for application to the GE Capital Canada Claim and, after the full and irrevocable payment of the GE Capital Canada Claim and termination of the GE Capital Canada Commitment, any residual of the GE Capital Canada Senior Collateral shall be paid second to GECC for application to the GECC Claim and, after full and irrevocable payment of the GECC Claim and termination of the GECC Commitment, any residual of the GE Capital Canada Senior Collateral, shall be paid third to Caisse for application to the Caisse Claim, if any.

      (3) All Proceeds of GE Joint Senior Collateral shall be paid first to GECC and GE Capital Canada prorata in accordance with the GECC Claim and GE Capital Claim for application to such claims, and after the full and irrevocable payment of the GECC Claim and the GE Capital Canada Claim and termination of the GECC Commitment and the GE Capital Canada Commitment, any residual of the GE Joint Senior Collateral shall be paid second for application to the Caisse Claim, if any.

      (4) All Proceeds of Caisse Senior Collateral shall be paid to Caisse for application to the Caisse Claim and, after the full and irrevocable payment of the Caisse Claim, any residual of the Caisse Senior Collateral shall:

                  (i) subject to paragraph (iii) below, with respect to the GE Capital Canada Subordinated Collateral, be paid to GE Capital Canada for application to the GE Capital Canada Claim, if any, and, after the full and irrevocable payment of the GE Capital Canada Claim and termination of the GE Capital Canada

                  Commitment, any residual of the GE Capital Canada Subordinated Collateral shall be paid to GECC for application to the GECC Claim, if any,

                  (ii) subject to paragraph (iii) below, with respect to the GECC Subordinated Collateral, be paid to GECC for application to the GECC Claim and, after the full and irrevocable payment of the GECC Claim and termination of the GECC Commitment, any residual of the GECC Subordinated Collateral shall be paid to GE Capital Canada for application to the GE Capital Canada Claim, if any, and

                  (iii) with respect to Pledged Shares and Caisse Senior Collateral consisting of assets and property of SLM, SHC and WAP, be paid to GECC and GE Capital Canada pro rata in accordance with the GECC Claim and GE Capital Canada Claim for application to the GECC Claim and GE Capital Canada Claim if any.

      (5) After the GECC Claim, the GE Capital Canada Claim and the Caisse Claim have been irrevocably paid and satisfied in full and the GECC Commitment, the GE Capital Canada Commitment and the Caisse Commitment are terminated, the balance of Proceeds of the Collateral, if any, shall be paid as required by applicable law.

      (6) If the GECC Secured Parties, the GE Capital Canada Secured Parties or the Caisse Secured Parties have any Lien on any of the Debtors' Collateral as security for payment of any indebtedness of the Debtors, or of any other party, other than indebtedness incurred pursuant to or in connection with the US Credit Agreement, the Canadian Credit Agreement or the Bridge Loan Agreement, then GECC, GE Capital Canada or Caisse, as the case may be, may not apply the Proceeds of any of the Collateral to satisfy such other indebtedness until the GECC Claim, the GE Capital Canada Claim and the Caisse Claim are irrevocably paid in full or otherwise satisfied.

2.3 ENFORCEMENT ACTIONS. GECC, GE Capital Canada and Caisse agree not to commence any Enforcement Action until an Enforcement Notice has been given to the others. During an Enforcement Period, GECC, GE Capital Canada and Caisse agree that:

      (1) GECC and its Receiver may, at GECC's option, take any action to foreclose or realize upon or enforce any of the GECC Secured Parties' rights and remedies with respect to the GECC Senior Collateral without the prior written consent of GE Capital Canada or Caisse. GECC and its Receiver shall have the sole and exclusive right to take Enforcement Actions with respect to the GECC Senior Collateral and, accordingly, GE Capital Canada, Caisse and their Receivers shall not take any action to foreclose or realize upon or to otherwise enforce any of the GE Capital Canada Secured Parties' or Caisse Secured Parties' rights and remedies with respect to any GECC Senior Collateral without GECC's prior written consent, provided, however, that the exclusive rights of GECC and its Receiver with respect to GECC Senior Collateral shall not extend beyond the periods provided in Section 2.4 (1) (ii) with respect to Inventory and 2.4 (1) (iii) with respect to Accounts unless (and only for so long as) GECC and its Receiver are diligently proceeding beyond such periods with Enforcement Actions with respect to the applicable Collateral.

      (2) GE Capital Canada and its Receiver may, at GE Capital Canada's option, take any action to foreclose or realize upon or enforce any of the GE Capital Canada Secured Parties' rights and remedies with respect to the GE Capital Canada Senior Collateral without the prior written consent of GECC or Caisse. GE Capital Canada and its Receiver shall have the sole and exclusive right to take Enforcement Actions with respect to the GE Capital Canada Senior Collateral and, accordingly, GECC, Caisse and their Receivers shall not take any action to foreclose or realize upon or to otherwise enforce any of the GECC Secured Parties' or Caisse Secured Parties' rights and remedies with respect to any GE Capital Canada Senior Collateral without GE Capital Canada's prior written consent, provided, however, that the exclusive rights of GE Capital Canada and its Receiver with respect to GE Capital Canada Senior Collateral shall not extend beyond the periods provided in Section 2.4 (1) (ii) with respect to Inventory and 2.4 (1) (iii) with respect to Accounts unless (and only for so long as) GE Capital Canada and its Receiver are diligently proceeding beyond such periods with Enforcement Actions with respect to the applicable Collateral.

      (3) GECC and GE Capital Canada and their Receivers may, at GECC's and GE Capital Canada's option, take any action to foreclose or realize upon or enforce any of the GECC Secured Parties' and GE Capital Canada Secured Parties' rights and remedies with respect to the GE Joint Senior Collateral without the prior written consent of Caisse. GECC and GE Capital Canada and their Receivers shall have the sole and exclusive right to take Enforcement Actions with respect to the GE Joint Senior Collateral and, accordingly, Caisse and its Receiver shall not take any action to foreclose or realize upon or to otherwise enforce any of the Caisse Secured Parties' rights and remedies with respect to any GE Joint Senior Collateral without GECC's and GE Capital Canada's prior written consent, provided, however, that the exclusive rights of GECC and GE Capital Canada and their Receivers with respect to GE Joint Senior Collateral shall not extend beyond the periods provided in Section 2.4 (1) (ii) with respect to Inventory and 2.4 (1) (iii) with respect to Accounts unless (and only for so long as) either GECC and its Receiver or GE Capital Canada and its Receiver, as the case may be, are diligently proceeding beyond such periods with Enforcement Actions with respect to the applicable Collateral.

      (4) Caisse and its Receiver may, at Caisse's option, take any action to foreclose or realize upon or otherwise enforce any of the Caisse's rights with respect to the Caisse Senior Collateral without the prior written consent of GECC or GE Capital Canada. For so long as Caisse and its Receiver are diligently proceeding with an Enforcement Action, Caisse and its Receiver shall have the sole and exclusive right to take Enforcement Actions with respect to Caisse Senior Collateral and, accordingly, GECC, GE Capital Canada and their Respective Receivers shall not take any action to foreclose or realize upon or to otherwise enforce any of the GECC Secured Parties or GE Capital Canada Secured Parties' rights and remedies with respect to any Caisse Senior Collateral without the prior written consent of Caisse; provided, that until the expiration of the relevant Liquidation Period, if Caisse receives an Enforcement Notice from GECC or GE Capital Canada or if, upon receipt of an Enforcement Notice from Caisse, either GECC or GE Capital Canada informs Caisse of its intention to also take Enforcement Action, GECC, GE Capital Canada and their respective Receivers shall have the rights afforded by Sections 2.4, 2.5 and 2.7 and Caisse's and its Receiver's rights and remedies in respect of the Caisse Senior Collateral shall be subject thereto and to Caisse's obligations under clause (ii) of Section 2.6 and under Section 2.7.

      (5) If two or more of GECC, GE Capital Canada and Caisse elect to proceed with Enforcement Actions, then each of the enforcing parties and its Receiver shall proceed in accordance with the provisions of this Agreement with Enforcement Actions with respect to the Collateral in which it has a first ranking Lien under this Section 2.

      (6) GECC and GE Capital Canada agree with each other that, unless they agree otherwise after the date hereof, all decisions by GECC and GE Capital Canada in respect of Collateral on which they have a first or second ranking pari passu Lien shall be taken jointly, including any decision to take any action to foreclose, realize upon or otherwise enforce rights with respect to such Collateral, provided that Caisse and the Debtors agree that any notice, consent or instruction given by either GECC or GE Capital Canada to Caisse or any Debtor in respect to such Collateral shall be sufficient and binding upon GECC, GE Capital Canada, Caisse and such Debtor.

2.4   LIQUIDATION PERIODS.

      (1) Each of GECC and GE Capital Canada, as applicable, and its respective Receiver may occupy and use the Caisse Senior Collateral, for the purposes set out in Section 2.5, including Caisse Senior Collateral consisting of or located within

            (i) manufacturing facilities leased by each Debtor for up to ninety
            (90) days, manufacturing facilities owned by Sport Maska Inc. in Mount Forest, Ontario for up to ninety (90) days and all other manufacturing facilities for up to sixty (60) days (the "Raw/WIP Liquidation Period"),

            (ii) each Debtor's warehouse and distribution facilities which are owned by the Debtor for up to sixty (60) days, unless such Debtor's warehouse and distribution facilities are located at premises referred to in Section 2.4 (1) (i) or are owned by Maska US in Bradford, Vermont, and then for up to ninety (90) days in each case, or in all other cases for up to one hundred and fifty (150) days, if the relevant Enforcement Notice is delivered on or after January 1 and on or before June 30 in any year, and one hundred and twenty
            (120) days, if the relevant Enforcement Notice is delivered on or after July 1 and on or before December 31 in any year (the "Finished Goods Liquidation Period"), and

            (iii) each Debtor's Offices for up to ninety (90) days in respect of Offices located at facilities referred to in Section 2.4 (1) (i), for up to sixty (60) days in respect of other Offices located at facilities owned by Debtors, or in all other cases for one hundred and eighty (180) days, which latter period may be extended by ninety
            (90) days if GECC or GE Capital Canada, as applicable, is unable to sell, liquidate or otherwise dispose of Accounts of the Debtors during such 180-day period (the "Accounts Liquidation Period") (collectively, the "Liquidation Periods"), following the earlier to occur of the commencement of an Enforcement Action by GECC in respect of the GECC Senior Collateral, by GE Capital Canada in respect of the GE Capital Canada Senior Collateral or by GECC and GE Capital Canada in respect of the GE Joint Senior Collateral, as applicable, or receipt by GECC and GE Capital Canada of an Enforcement Notice from Caisse and, in each and every case, following the expiration of any period during which either of GECC or GE Capital Canada or its respective Receiver is stayed or enjoined or precluded by statute or otherwise (through no fault of GECC or GE Capital Canada, as applicable, or its Receiver) from taking one or more Enforcement Actions in respect of the GECC Senior Collateral, the GE Capital Canada Senior Collateral or the GE Joint Senior Collateral, as applicable. During the applicable Liquidation Periods provided above, GECC and its Receiver and GE Capital Canada and its Receiver may use and occupy the Caisse Senior Collateral, in each case, without force or process of law and without any obligation to pay rents, royalties, other fees or other amounts to Caisse, except for payment or reimbursement of direct expenses as set forth in Section 2.8.

      (2) The license or lease to use and occupy the Caisse Senior Collateral during the applicable Liquidation Periods shall apply to and for the benefit of GECC, GE Capital Canada and their Receivers and any agents, brokers, appraisers, auctioneers or liquidators retained by GECC, GE Capital Canada or their Receivers.

      (3) Within a reasonable time after the expiration of the Liquidation Periods, each of GECC or GE Capital Canada or their respective Receivers may make copies of all books, records, books of account, computer disks, printouts and tapes and other computer-generated information under the control of Caisse and its Receiver and relating to GECC Senior Collateral, the GE Capital Canada Senior Collateral or the GE Joint Senior Collateral, as applicable, provided that the provisions of this paragraph shall not be construed as obliging Caisse or its Receiver to keep control of any of the foregoing.

2.5 USE OF CAISSE SENIOR COLLATERAL. The Liquidation Periods, as they relate to GECC or GE Capital Canada, as the case may be, shall commence on the same date and run concurrently. During a Raw/WIP Liquidation Period, GECC or GE Capital Canada, as applicable and its Receiver shall have access to and use and occupancy of each Debtors' manufacturing facilities and other Caisse Senior Collateral located therein to convert raw materials and complete the manufacturing of work in process. At the conclusion of such Raw/WIP Liquidation Period, Caisse shall have exclusive use and occupancy of each Debtor's manufacturing facilities.

During a Finished Goods Liquidation Period, GECC or GE Capital Canada, as applicable and its Receiver may use each Debtors' warehouse and distribution facilities and other Caisse Senior Collateral located therein and in the Offices to package, ship, sell, liquidate or otherwise dispose of Inventory. At the conclusion of such Finished Goods Liquidation Period, Caisse shall have exclusive use and occupancy of each Debtor's warehouse and distribution facilities.

During an Accounts Liquidation Period, GECC or GE Capital Canada, as applicable and its Receiver shall have access to and use and occupancy of the Offices of each Debtor as provided in Section 2.4 (1) (iii) and the Caisse Senior Collateral located therein, including, without limitation, computers and computer programs and all other office equipment and supplies, to collect, sell or otherwise dispose of Accounts. At the conclusion of such Accounts Liquidation Period, Caisse shall have exclusive use and occupancy of each Debtor's Office.

If GECC or GE Capital Canada or its respective Receiver is unable (i) during any Raw/WIP Liquidation Period, to substantially complete the conversion of raw materials and the manufacturing of work in process, or (ii) during any applicable Finished Goods Liquidation Period, to substantially complete the packaging, shipping, sale, liquidation or disposition of Inventory, it may continue to use and occupy the applicable Caisse Senior Collateral for an additional period of 60 days from the end of the applicable Liquidation Period, provided a 10-day prior notice to that effect is given to Caisse prior to the expiry of such Liquidation Period, except with respect to any Caisse Senior Collateral which Caisse would have undertaken to deliver or grant access to a third party in the course of any Enforcement Action and GECC's, GE Capital Canada's and its respective Receiver's use and occupation of the applicable Caisse Senior Collateral would interfere in any respect material to Caisse, acting reasonably, with Caisse's ability to fulfill such undertaking or with such third party's access. Except for any such Caisse Senior Collateral, each of GECC and GE Capital Canada and their respective Receivers shall benefit from the same rights and be subject to the same obligations during any such additional 60-day period as if such additional period were a Liquidation Period.

2.6 CAISSE'S RIGHTS DURING LIQUIDATION PERIODS. During the Liquidation Periods commenced by it, GECC's or GE Capital Canada's (as applicable) use and occupancy of the Caisse Senior Collateral shall not be exclusive and, provided that none of the following interfere in any respect material to GECC or GE Capital Canada, as applicable, acting reasonably, in connection with the exercise by it or its Receiver of the rights afforded by Sections 2.4 and 2.5, including the liquidation, sale or other disposition by it of the GECC Senior Collateral, the GE Capital Canada Senior Collateral or GE Joint Senior Collateral as applicable:
(i) Caisse shall have access to the Caisse Senior Collateral to preserve, protect, appraise and evaluate the Caisse Senior Collateral, to show it to potential purchasers and to offer it for sale, and (ii) Caisse may sell some or all of the Caisse Senior Collateral, provided that each purchaser of such Collateral shall have expressly agreed in writing to be bound by the Caisse's obligations under this Agreement with respect to the purchased Collateral until the expiration of the Liquidation Periods and that the items purchased shall remain in place and shall remain subject to the rights of use and occupancy of GECC, GE Capital Canada and their Receivers, in accordance with this Agreement.

2.7 AVAILABILITY AND DELIVERY OF BOOKS, RECORDS ETC. For the purposes of the sale or other disposal of the GECC Senior Collateral, the GE Capital Canada Senior Collateral, GE Joint Senior Collateral and the Caisse Senior Collateral, GECC, GE Capital Canada and Caisse shall cooperate during the Liquidation Periods in assembling the Debtors' assets. During the Liquidation Periods, Caisse and the Debtors shall make available to GECC and GE Capital Canada and their Receivers copies of all books, records, books of account, computer disks, printouts, tapes and other computer- prepared information and other information with respect to GECC Senior Collateral, GE Capital Canada Senior Collateral, GE Joint Senior Collateral and the Caisse Senior Collateral and Caisse shall deliver to GECC and GE Capital Canada copies of all ledgers and documents, if any, held by it and related to GECC Senior Collateral, GE Capital Canada Senior Collateral and GE Joint Senior Collateral. After the Raw/WIP Liquidation Period and Finished Goods Liquidation Period, GE

Capital Canada and GECC may remove from Debtors' facilities and Offices hardware and software containing records and other information related to Accounts to premises selected by them and use them during the Accounts Liquidation Period for the purposes of collecting Accounts.

2.8 EXPENSES DURING LIQUIDATION PERIODS. In the event that either GECC or GE Capital Canada or its Receiver elects to use some or all of the Debtors' premises as set forth in this Section 2, to the extent and for so long as GECC or GE Capital Canada, as applicable, or its Receiver occupies a manufacturing, warehouse or distribution facility or Office owned by the Debtors, GECC or GE Capital Canada, as applicable, agrees with Caisse that it shall be responsible for all direct expenses related to its use and occupation, including without limitation, costs with respect to heat, light, electricity, water and real property taxes with respect to that portion of any building so used or occupied. Each of GECC and GE Capital Canada agrees to hold Caisse harmless concerning any third party liability resulting from its, or its Receiver's gross negligence or wilful misconduct in its operation of such facilities. In the case of facilities leased to the Debtors and used or occupied by GECC or GE Capital Canada, as applicable, or its Receiver, GECC or GE Capital Canada, as applicable, agrees with Caisse that it shall pay the rental and other payments required to be paid to the lessor in accordance with the terms of such lease for the period of such use and occupancy of the subject facility, unless the applicable lessor, bankruptcy trustee or other representative of the applicable Debtor shall have otherwise agreed, or such amounts are otherwise paid. GECC or GE Capital Canada, as applicable, agrees with Caisse to promptly repair, at its own expense, any physical damage to the Caisse Senior Collateral actually caused by it or its Receiver or any other person acting under its direction during the use or occupancy of the premises or the Equipment by it or on its behalf or any sale, removal or other disposition of its Collateral (ordinary wear and tear excluded). The Caisse Senior Collateral so used or occupied shall be left in the same state of repair (ordinary wear and tear excluded) by GECC or GE Capital Canada, as applicable and its Receiver, at the expiration of the applicable term of the Liquidation Periods commenced by it as existed upon the commencement of the Liquidation Periods. GECC and GE Capital Canada shall not be liable for any diminution in value of the Caisse Senior Collateral caused by the absence of GECC Senior Collateral, GE Capital Canada Senior Collateral or GE Joint Senior Collateral, as the case may be, actually removed or by any necessity of replacing the GECC Senior Collateral, GE Capital Canada Senior Collateral or GE Joint Senior Collateral, as applicable, or, subject to the immediately preceding sentence, for any other reason. To the extent that the Debtors have not maintained liability insurance naming GECC, GE Capital Canada and Caisse as additional insureds, so long as and to the extent that either GECC or GE Capital Canada uses and occupies a Debtor's manufacturing, warehouse and distribution facilities, GECC or GE Capital Canada, as applicable, agrees with Caisse that it shall use their best efforts to maintain liability insurance with respect thereto naming GECC or GE Capital Canada, as applicable, and Caisse (to the extent that Caisse has an insurable interest) as additional insureds in such amounts and with such coverages as were previously maintained by the Debtors.

2.9 RELEASE OF LIENS. Each of Caisse and GE Capital Canada shall release and discharge, as applicable, all or a portion (as requested by GECC) of its Liens on the GECC Senior Collateral following receipt of a request by GECC or its Receiver, upon the sale or other disposition of such Collateral by GECC or its Receiver. Each of Caisse and GECC shall release and discharge, as applicable, all or a portion (as requested by GE Capital Canada) of its Liens on the GE Capital Canada Senior Collateral following receipt of a request by GE Capital Canada or its Receiver, upon the sale or other disposition of such Collateral by GE Capital Canada or its Receiver. Caisse shall release and discharge all or a portion (as requested by GECC and/or GE Capital Canada) of its Liens on the GE Joint Senior Collateral following a request by GECC and/or GE Capital Canada or a Receiver for either, upon the sale or other disposition of such Collateral by GECC, GE Capital Canada and/or its respective Receiver. Each of GECC and GE Capital Canada shall release and discharge, as applicable, all or a portion (as requested by Caisse) of its Liens or their Liens, as applicable, on the Caisse Senior Collateral following receipt of a request by Caisse or its Receiver, upon the sale or other disposition of such Collateral by Caisse or its Receiver.

Upon and after the full and irrevocable payment of the GECC Claim and the termination of the GECC Commitment, the GECC Secured Parties shall release and discharge all of their Liens on Collateral following receipt of a request by GE Capital Canada or Caisse or its Receiver and upon the sale or other disposition of such Collateral by GE Capital Canada or Caisse, as applicable, or its Receiver. Upon and after the full and irrevocable payment of the GE Capital Canada Claim and the termination of the GE Capital Canada Commitment, the GE Capital Canada Secured Parties shall release and discharge all of their Liens on Collateral following receipt of a request by GECC or Caisse or its Receiver and upon the sale or other disposition of the such Collateral by GECC or Caisse, as applicable, or its Receiver. Upon and after the full and irrevocable payment of the Caisse Claim and the termination of the Caisse Commitment, the Caisse Secured Parties shall release and discharge all of their Liens on Collateral following receipt of a request by GECC or GE Capital Canada or its Receiver and upon the sale or other disposition of such Collateral by GECC or GE Capital Canada, as applicable, or its Receiver.

2.10 RELEASE OF PLEDGED SHARE DOCUMENTS. Caisse shall deliver to GECC or GE Capital Canada or if they otherwise jointly direct, then in the manner so directed, all Pledged Share Documents held by Caisse upon payment in full of the Caisse Claim. Caisse agrees to act as GECC's and GE Capital's mandatary for the purpose of perfecting and publishing GECC's and GE Capital Canada's Liens in the Pledged Shares. Caisse agrees that it will not discharge its Lien in the Pledged Shares without providing prior written notice to each of GECC and GE Capital Canada.

2.11 INTELLECTUAL PROPERTY LICENCE. The Debtors hereby grant to GECC, GE Capital Canada, Caisse and any of their Receivers an irrevocable licence and right to use, without charge, the Debtors' Intellectual Property and advertising material, or any property of a similar nature, as it pertains to the Collateral, in converting any raw materials, completing work in process, shipping

Collateral, packaging Collateral, advertising for sale and selling any Collateral or collecting Accounts in connection with an enforcement of the Liens thereon and the rights of the Debtors under all licences shall enure to the benefit of GECC, GE Capital Canada, Caisse and their Receivers.

2.12 USE OF INTELLECTUAL PROPERTY. In addition to the rights given to GECC and GE Capital Canada under the other provisions of Section 2, Caisse agrees that each of GECC, GE Capital Canada and their Receivers shall have the full use of the Caisse Senior Collateral comprising Intellectual Property, without any cost to GECC or GE Capital Canada, as applicable, for the purposes (but only for such purposes) of converting any raw materials, completing work in process, shipping Collateral, packaging Collateral, advertising for sale and selling any Collateral or collecting Accounts in connection with an enforcement of the Liens thereon for the duration of the Liquidation Periods. Caisse may sell some or all of such Intellectual Property, provided that each purchaser of such Collateral shall have expressly agreed in writing to be bound by the Caisse's obligations under this Agreement for the duration of the Liquidation Periods.

2.13 AMOUNTS TO BE RECEIVED IN TRUST. If GECC, GE Capital Canada or Caisse accepts or receives Proceeds of Collateral contrary to the provisions of this Agreement, it shall receive the same in trust and shall not commingle such Proceeds with any of its own funds and shall hold such Proceeds in a separate account as mandatary on behalf of GECC, GE Capital Canada or Caisse, as applicable, to be applied and to be promptly paid over to the party entitled to receive same in accordance with this Agreement; provided that, the foregoing shall not apply to Proceeds that are received by GECC and GE Capital Canada as a result of cash management arrangements between the US Facility Credit Parties, their relationship banks or similar entities and GECC or Canadian Facility Credit Parties, their relationship banks and GE Capital Canada, unless, prior to receipt by GECC or GE Capital Canada, as applicable, GECC or GE Capital Canada, as applicable, has received written notice from Caisse that the money to be received by GECC or GE Capital Canada is Proceeds of Caisse Senior Collateral.

2.14 ADDITIONAL CREDIT EXTENSIONS; AMENDMENTS. Each of (i) GECC and the US Lenders, (ii) GE Capital Canada and the Canadian Lenders and (iii) Caisse and the Caisse Lenders, shall have the right, without the other lenders' consent, to make amendments and modifications to, and to extend credit to the Debtors in excess of the maximum amounts set forth in, the US Credit Agreement, the Canadian Credit Agreement and the Bridge Loan Agreement, respectively, as of the date of this Agreement, secured by the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Caisse Senior Collateral. Any such extensions of credit shall become part of the GECC Claim, the GE Capital Canada Claim or the Caisse Claim, as applicable up to an amount in each case not to exceed 10% of the maximum amount of the commitment set forth in the applicable credit agreement on the date hereof (namely, US$35,000,000 in the case of the US Credit Agreement, US$35,000,000 of the equivalent amount thereof in Canadian dollars in the case of the Canadian Credit Agreement and C$135,800,000 in the case of the Bridge Loan Agreement), and to such extent shall be accorded their respective priorities under this Agreement.

Each of GECC, GE Capital Canada and Caisse shall use reasonable efforts to give to the others notice of the intent to extend additional credit or amend or modify the US Credit Agreement, the Canadian Credit Agreement or Bridge Loan Agreement, as applicable, including, without limitation, the amendment or modification of the applicable financial covenants contained therein, but the failure to do so shall not affect the validity of the extension of credit, amendment or modification, create any claim or right on behalf of any third party, or subject to the preceding sentence, create a cause of action against the party failing to give such notice. GECC, GE Capital Canada and Caisse shall, upon request of each other, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Collateral.

2.15 ACCOUNTING. After the commencement of an Enforcement Action and on a continuing basis, as determined by GECC, GE Capital Canada or Caisse, acting reasonably, each of GECC, GE Capital Canada and Caisse agrees to account fully to the others as to the nature and amount of the GECC Claim, the GE Capital Canada Claim or the Caisse Claim, as applicable, the Proceeds of any Collateral sold or otherwise disposed of and the manner and effect of the application of any Proceeds against the GECC Claim, the GE Capital Canada Claim or the Caisse Claim, as applicable.

2.16 NOTICE OF DEFAULTS. GECC, GE Capital Canada and Caisse agree to use their best efforts to give to the other copies of any notice of the occurrence or existence of an Event of Default sent to the Debtors simultaneously with the sending of such notice to the Debtors, provided that failure to do so shall not affect the validity of such notice or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party. Neither GECC, GE Capital Canada nor Caisse shall incur any liability nor shall it have any obligation to cure any Event of Default as a result of receipt of any notice required under this Section 2.16.

2.17 INSURANCE. GECC, GE Capital Canada and Caisse each agree as follows.

      (1) GECC shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to GECC Senior Collateral and that the Proceeds of each insurance policy covering GECC Senior Collateral shall be paid to GECC. With respect to any Proceeds of insurance relating to GECC Senior Collateral after full and irrevocable payment of the GECC Claim, including, without limitation, all collection, enforcement and legal expenses, and termination of the GECC Commitment, any remaining Proceeds shall be promptly paid in accordance with Section 2.2.

      (2) GE Capital Canada shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to GE Capital Canada Senior Collateral and that the Proceeds of each insurance policy covering GE Capital Canada Senior Collateral shall be paid to GE Capital Canada. With respect to any Proceeds of insurance relating to GE Capital Canada Senior Collateral after full and irrevocable payment of the GE Capital Canada Claim, including, without limitation, all collection, enforcement and legal expenses, and termination of the GE Capital Canada Commitment, any remaining Proceeds shall be promptly paid in accordance with Section 2.2.

      (3) GECC and GE Capital Canada jointly shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to GE Joint Senior Collateral and that the Proceeds of each insurance policy covering GE Joint Senior Collateral shall be paid to GECC and GE Capital Canada jointly. With respect to any Proceeds of insurance relating to GE Joint Senior Collateral after full and irrevocable payment of the GECC Claim and the GE Canada Claim, including, without limitation, all collection, enforcement and legal expenses, and termination of the GECC Commitment and the GE Canada Commitment, any remaining Proceeds shall be promptly paid in accordance with Section 2.2.

      (4) Caisse shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to Caisse Senior Collateral and that the Proceeds of each insurance policy covering Caisse Senior Collateral shall be paid to Caisse. With respect to any Proceeds of insurance relating to Caisse Senior Collateral after full and irrevocable payment of the Caisse Claim, including, without limitation, all collection, enforcement and legal expenses, and termination of the Caisse Commitment, any remaining Proceeds shall be promptly paid in accordance with Section 2.2.

      (5) From the occurrence of an Event of Default and provided that such Event of Default is continuing, any payment received in respect of proceeds of the Debtors' business interruption insurance shall be applied prorata to the GECC Claim, the GE Capital Canada Claim and the Caisse Claim as of the date of receipt of the payment (but without taking into account the amount of same). Any payment in respect of proceeds of the Debtors' business interruption insurance received at a time where no Event of Default has occurred and is continuing shall be applied as agreed on between the Debtors and GECC and the Debtors and GE Capital Canada.

2.18 NOTICES OF SALE. In the event that the GECC Secured Parties, the GE Capital Canada Secured Parties, the Caisse Secured Parties or any of their Receivers shall be required by the Uniform

Commercial Code, Insolvency Law or by any other applicable law to give notice to the other of an intended disposition of Collateral, such notice shall be give in accordance with Section 3.1 and, subject to applicable law, fifteen (15) days or more prior notice shall be deemed to be commercially reasonable.

2.19 TRUSTEE FOR CAISSE AND AGENTS FOR THE EACH OF THE SECURED PARTIES. For purposes of this Agreement, GECC and GE Capital Canada shall be entitled to rely upon any consent or agreement of Caisse, as agent acting on behalf of the Caisse Secured Parties, and such approval and agreement shall be binding upon each Caisse Secured Party. Caisse agrees that it shall not permit the Trustee to take any action that is inconsistent with, and shall only direct and instruct the Trustee in accordance with, the provisions of this Agreement. Caisse represents and warrants that it is the sole holder of debentures issued under the Caisse Secured Parties Hypothecs and that it shall not assign, sell or transfer such debentures unless the assignee or purchaser has delivered to GECC and GE Capital Canada an agreement to be bound by this Agreement in the same manner as the Caisse Secured Parties. Each of the Debtors shall not issue any debentures to any Person other than Caisse unless that Person has delivered to GECC and GE Capital Canada an agreement to be bound by this Agreement in the same manner as the Caisse Secured Parties. Caisse shall be entitled to rely upon any consent or agreement of GECC, as agent acting on behalf of the GECC Secured Parties, and such approval and agreement shall be binding upon each of the GECC Secured Parties. Caisse shall be entitled to rely upon any consent or agreement of GE Capital Canada, as agent acting on behalf of the GE Capital Canada Secured Parties and such approval and agreement shall be binding upon each of the GE Capital Canada Secured Parties.

SECTION 3  --  MISCELLANEOUS

3.1 NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) days after deposit in the mails, with proper postage prepaid, or upon delivery by courier or upon transmission by telecopy to the addresses set out in Schedule 3.1.

3.2 CONTESTING LIENS OR SECURITY INTERESTS. Each of GECC, GE Capital Canada and Caisse agrees that it shall not contest the validity, perfection, publication, priority or enforceability of any Lien in the Collateral granted to the GECC Secured Parties, the GE Capital Canada Secured Parties and the Caisse Secured Parties.

3.3 THE DEBTORS ACKNOWLEDGEMENT ON INSOLVENCY PROCEEDINGS. The Debtors each acknowledge that the interests of the GECC Secured Parties, the GE Capital Canada Secured Parties and the Caisse Secured Parties are distinct, having regard to the nature of the obligations owed by the Debtors, the nature and priority of their respective security and the remedies available to them. In the event of the commencement of any Insolvency Proceedings, the Debtors each acknowledge and agree that the GECC Secured Parties, the GE Capital Secured Parties and the Caisse Secured Parties, shall be treated as unaffected creditors or, alternatively, shall be placed in separate classes for all purposes related to such proceedings including, without limitation, for the purposes of voting on or approving any plan of arrangement, proposal, compromise, reorganization plan or other agreement or document with similar effect.

3.4 NO ADDITIONAL RIGHTS FOR THE DEBTORS HEREUNDER. If the GECC Secured Parties, the GE Capital Canada Secured Parties or the Caisse Secured Parties enforce their rights or remedies in violation of the terms of this Agreement, the Debtors shall not be entitled to use such violation as a defense to any Enforcement Action under the US Credit Agreement, the Canadian Credit Agreement, the Bridge Loan Agreement or under any Security Document, nor shall the Debtors assert such violation as a counterclaim or basis for set-off or recoupment against the GECC Secured Parties, the GE Capital Canada Secured Parties or the Caisse Secured Parties. The Debtors each agree that nothing in this Agreement shall relieve any Debtor of any of its obligations under any of the US Credit Agreement, the Canadian Credit Agreement, the Bridge Loan Agreement, the Security Documents or any other document, agreement or instrument that any Debtor may be a party to with any of the GECC Secured Parties, the GE Capital Canada Secured Parties or the Caisse Secured Parties.

3.5 INDEPENDENT CREDIT INVESTIGATIONS. Neither GECC, GE Capital Canada nor Caisse nor any of their respective directors, officers, agents or employees shall be responsible to each other or to any other person, firm or corporation, for the Debtors' solvency, financial condition or ability to repay the GECC Claim, the GE Capital Canada Claim or the Caisse Claim or for statements of the Debtors, oral or written, or for the validity, sufficiency or enforceability of the GECC Claim, the GE Capital Canada Claim or the Caisse Claim, the US Credit Agreement, the Canadian Credit Agreement, the Bridge Loan Agreement or any Liens granted by the Debtors to the GECC Secured Parties, the GE Capital Canada Secured Parties or the Caisse Secured Parties in connection therewith. Each of GECC, GE Capital Canada and Caisse has entered into its respective financing agreements with the Debtors based upon its own independent investigation, and makes no warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 3.5.

3.6 LIMITATION ON LIABILITY OF AGENTS TO EACH OTHER. Except as provided in this Agreement, GECC, GE Capital Canada and Caisse shall have no liability to each other, except for wilful misconduct or breach of this Agreement.

3.7 AMENDMENTS TO THIS AGREEMENT. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each of GECC, GE Capital Canada, Caisse and, to the extent that such modification or amendment would increase the obligations of a Debtor under this Agreement, by an authorized officer of such Debtor, to be binding and enforceable.

3.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior negotiations, undertakings, representations and understandings with respect to the subject matter.

3.9 FURTHER ASSURANCES. Each party hereto shall do, perform, execute and deliver all acts, deeds and documents as may be necessary from time to time to give full effect to the terms and intent of this Agreement including, without limitation, such further instruments as may be necessary or advisable under any statute to perfect, publish, record or otherwise give effect to the rights of priority, the postponements and subordinations and rights of use and occupancy provided for in this Agreement.

3.10 NO WAIVER. No waiver by a party or failure or delay in exercising any right, power or remedy (whether in whole or in part) under this Agreement shall take effect or be binding upon the party unless in writing and signed by such party or shall limit or affect the rights of such party with respect to any other right, power or remedy.

3.11 SEVERABILITY. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect:

            (1) the legality, validity or enforceability of the remaining provisions of this Agreement; or

            (2) the legality, validity or enforceability of that provision in any other jurisdiction.

3.12 SUCCESSORS AND ASSIGNS; COUNTERPARTS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, but does not otherwise create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one Agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as a manually signed counterpart of this Agreement.

3.13 Governing Law. This Agreement shall be governed as to validity, interpretations, enforcement and effect by the internal laws (as opposed to conflicts of law provisions) of the Province of Quebec; provided that to the extent that the laws of any jurisdiction in which Collateral is located govern the priority, attachment, perfection, and enforcement of Liens in or upon such Collateral, the local laws of such jurisdiction shall continue to govern.

3.14 ATTORNMENT. Each of the parties irrevocably attorns to the non-exclusive jurisdiction of the courts of the Provinces of Quebec and Ontario.

3.15 INFORMATION. Upon the request of any of GECC, GE Capital Canada or Caisse, GECC, GE Capital Canada and Caisse agree to use their best efforts to provide to each other all information relating to the transactions contemplated by the US Credit Agreement, the Canadian Credit Agreement and the Bridge Loan Agreement and with any credit or other information with respect to any of the Collateral or the Debtors.

3.16 TERMINATION. This Agreement shall terminate and be of no further force and effect as to all the parties hereto at such time as the GECC Claim, the GE Capital Canada Claim and the Caisse Claim have been irrevocably paid in full and the GECC Commitment, the GE Capital Canada Commitment and the Caisse Commitment have been terminated.

3.17 AGREEMENT DOES NOT APPLY TO LEASED PROPERTY. Notwithstanding any other provision of this Agreement, none of the provisions of this Agreement shall apply to or affect in any manner whatsoever under any circumstances (1) any interest and rights of GECC or GE Capital Canada or any of their respective affiliates in respect of any equipment or other personal or movable property (whether or not such property becomes attached to any real or immoveable property) or any real or immoveable property that GECC or GE Capital Canada, as applicable, or any of their respective affiliates may lease or sell from time to time to the Debtors, and such property shall in all cases be subject to the terms of the lease(s) or sale agreement(s) relating thereto or (2) the indebtedness and other obligations of the Debtors to GECC or GE Capital Canada or any of its affiliates under each such lease or sale agreement, as applicable.

The parties have executed this Agreement.

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, AS AGENT FOR THE US LENDERS

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Duly Authorized Signatory


                                    GENERAL ELECTRIC CAPITAL CANADA
                                    INC., AS AGENT FOR THE CANADIAN LENDERS

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Duly Authorized Signatory


                                    CAISSE DE DEPOT ET PLACEMENT DU
                                    QUEBEC, AS AGENT FOR THE CAISSE LENDERS

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    SPORT MASKA INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    TROPSPORT ACQUISITIONS INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    MASKA U.S., INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    SHC HOCKEY, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    SLM INTERNATIONAL, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    SPORTS HOLDING CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    SLM TRADEMARK ACQUISITION CANADA
                                    CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    SLM TRADEMARK ACQUISITION CORP.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                ACKNOWLEDGEMENT

      Montreal Trust Company as Trustee, hereby acknowledges the provisions of this Intercreditor Agreement made as of November 19, 1998 between GECC, GE Capital Canada, Caisse, US Borrowers, Canadian Borrowers, SLM, SHC, Trademark Canada and Trademark US and agrees to not certify any debenture in contravention of the fourth sentence of Section 2.19 without the prior written consent of both GECC and GE Capital Canada.

                                          MONTREAL TRUST COMPANY, AS TRUSTEE
                                          UNDER THE CAISSE SECURED PARTIES
                                          HYPOTHECS

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                        SCHEDULE 3.1 - NOTICE ADDRESSES

      (1)         If to GECC, at

            General Electric Capital Corporation
            201 High Ridge Road
            Stamford, Connecticut
            06927-5100
            Attention:              SLM International Account Manager
            Telecopier No.:         (203) 316-7893
            Telephone No.:          (203) 316-7512

            with a copy to:

            General Electric Capital Corporation
            201 High Ridge Road
            Stamford, Connecticut
            06927-5100
            Attention:              Corporate Counsel - Commercial Finance
            Telecopier No.:         (203) 316-7889
            Telephone No.:          (203) 316-7784

            Weil, Gotshal & Manges
            767 Fifth Avenue
            New York, New York,
            10153
            Attention:              Ted Waksman
            Telecopier No.:         (212) 310-8677
            Telephone No.:          (212) 310-8362

      (2)   If to GE Capital Canada, at

            General Electric Capital Canada Inc.
            123 Front Street West, Suite 1400
            Toronto, Ontario
            M5J 2M2
            Attention:              Senior Vice-President, Commercial Finance
            Telecopier No.:         (416) 842-1750
            Telephone No.:          (416) 842-1751
            with a copy to:

            General Electric Capital Corporation
            201 High Ridge Road
            Stamford, Connecticut
            06927-5100
            Attention:              SLM International Account Manager
            Telecopier No.:         (203) 316-7893
            Telephone No.:          (203) 316-7512

            and:

            General Electric Capital Corporation
            201 High Ridge Road
            Stamford, Connecticut
            06927-5100
            Attention:              Corporate Counsel - Commercial Finance
            Telecopier No.:         (203) 316-7889
            Telephone No.:          (203) 316-7784

            and:

            McMillan Binch
            Suite 3600, South Tower
            Royal Bank Plaza
            200 Bay Street
            Toronto, Ontario
            M5J 2J7
            Attention:              Scott Horner
            Telecopier No.:         (416) 865-7048
            Telephone No.:          (416) 865-7149

      (3) If to Caisse, at:

            Caisse de depot et de placement du Quebec
            1981 McGill College Avenue
            Montreal, Quebec
            H3A 3C7

            Attention:              Diane Favreau
            Telecopier No.:         (514) 847-5488
            Telephone No.:          (514) 847-2493
            with a copy to:

            McCarthy Tetrault
            1170 Peel
            Montreal, Quebec
            H3B 4S8

            Attention:              Robert P. Metcalfe
            Telecopier No.          (514) 397-4190
            Telephone No.           (514) 397-4164

      (4)   if to SLM International, Inc., at

            SLM International, Inc.
            139 Harvest Lane
            P.O. Box 1200
            Williston, Vermont
            05495, U.S.A.

            Attention:              President
            Telecopier No.:         (802) 872-4226
            Telephone No.:          (802) 872-4256

      (5)   if to Sports Holding Corporation, at

            139 Harvest Lane
            P.O. Box 1200
            Williston, Vermont
            05495, U.S.A.

            Attention:              President
            Telecopier No.:         (802) 872-4226
            Telephone No.:          (802) 872-4256

      (6)   if to Sport Maska Inc., at

            3500 De Maisonneuve Blvd. West
            Suite 800
            Westmount, Quebec
            H3Z 3C1

            Attention:              President
            Telecopier No.:         (514) 932-1118

            Telephone No.:          (514) 932-6020

      (7)   if to Tropsport Acquisitions Inc., at

            3500 De Maisonneuve Blvd. West
            Suite 800
            Westmount, Quebec
            H3Z 3C1

            Attention:              President
            Telecopier No.:         (514) 932-1118
            Telephone No.:          (514) 932-6020

      (8)   if to SHC Hockey, Inc., at

            139 Harvest Lane
            P.O. Box 1200
            Williston, Vermont
            05495, U.S.A.

            Attention:              President
            Telecopier No.:         (802) 872-4226
            Telephone No.:          (802) 872-4256

      (9)   if to Maska U.S., Inc., at

            139 Harvest Lane
            P.O. Box 1200
            Williston, Vermont
            05495, U.S.A.

            Attention:              President
            Telecopier No.:         (802) 872-4226
            Telephone No.:          (802) 872-4256

      (10)  if to Trademark Canada, at

            3500 De Maisonneuve Blvd. West
            Suite 800
            Westmount, Quebec
            H3Z 3C1

            Attention:              President
            Telecopier No.:         (514) 932-1118
            Telephone No.:          (514) 932-6020

      (11)  if to Trademark US, at

            139 Harvest Lane
            P.O. Box 1200
            Williston, Vermont
            05495, U.S.A.

            Attention:              President
            Telecopier No.:         (802) 872-4226
            Telephone No.:          (802) 872-4256

or to such other address as each party designates to the other in the manner herein prescribed.

                               TABLE OF CONTENTS

RECITALS

SECTION 1  -- INTERPRETATION
      1.1   DEFINITIONS......................................................3
            (1)   ACCOUNTS...................................................3
            (2)   ACCOUNTS LIQUIDATION PERIOD................................4
            (3)   AGREEMENT..................................................4
            (4)   BRIDGE LOAN AGREEMENT .....................................4
            (5)   CAISSE BANK ACCOUNTS ......................................4
            (6)   CAISSE CLAIM ..............................................4
            (7)   CAISSE COMMITMENT .........................................4
            (8)   CAISSE INTANGIBLES ........................................4
            (9)   CAISSE LENDERS.............................................5
            (10)  CAISSE SECURED PARTIES.....................................5
            (11)  CAISSE SECURED PARTIES HYPOTHECS...........................5
            (12)  CAISSE SENIOR COLLATERAL...................................5
            (13)  CANADIAN BORROWERS.........................................5
            (14)  CANADIAN BORROWERS AND TRADEMARK CANADA ACCOUNTS ..........5
            (15)  CANADIAN BORROWERS AND TRADEMARK CANADA INVENTORY .........5
            (16)  CANADIAN CREDIT AGREEMENT..................................5
            (17)  CANADIAN FACILITY CREDIT PARTIES ..........................5
            (18)  CANADIAN LENDERS ..........................................5
            (19)  COLLATERAL.................................................5
            (20)  DEBTORS ...................................................5
            (21)  ENFORCEMENT ACTIONS........................................5
            (22)  ENFORCEMENT NOTICE.........................................6
            (23)  ENFORCEMENT PERIOD.........................................6
            (24)  EQUIPMENT .................................................6
            (25)  EVENT OF DEFAULT...........................................6
            (26)  FINISHED GOODS LIQUIDATION PERIOD..........................6
            (27)  GE CAPITAL CANADA..........................................6
            (28)  GE CAPITAL CANADA CLAIM....................................6
            (29)  GE CAPITAL CANADA COMMITMENT...............................7
            (30)  GE CAPITAL CANADA INTANGIBLES .............................7
            (31)  GE CAPITAL CANADA SECURED PARTIES..........................7
            (32)  GE CAPITAL CANADA SENIOR COLLATERAL........................7
            (33)  GE CAPITAL CANADA SUBORDINATED COLLATERAL..................7
            (34)  GECC.......................................................7
            (35)  GECC CLAIM.................................................7
            (36)  GECC COMMITMENT............................................8
            (37)  GECC INTANGIBLES ..........................................8

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            (38)  GECC SECURED PARTIES.......................................8
            (39)  GECC SENIOR COLLATERAL.....................................8
            (40)  GECC SUBORDINATED COLLATERAL...............................8
            (41)  GE JOINT INTANGIBLES.......................................8
            (42)  GE JOINT SENIOR COLLATERAL.................................9
            (43)  INSOLVENCY LAW.............................................9
            (44)  INSOLVENCY PROCEEDINGS.....................................9
            (45)  INTELLECTUAL PROPERTY......................................9
            (46)  INVENTORY.................................................10
            (47)  LIENS ....................................................10
            (48)  LIQUIDATION PERIODS.......................................10
            (49)  OFFICES...................................................10
            (50)  PERSON....................................................10
            (51)  PLEDGED SHARE DOCUMENTS...................................10
            (52)  PLEDGED SHARES............................................10
            (53)  PROCEEDS..................................................11
            (54)  RAW/WIP LIQUIDATION PERIOD................................11
            (55)  REAL PROPERTY ............................................11
            (56)  RECEIVER..................................................11
            (57)  SECURITY DOCUMENTS........................................11
            (58)  SHC.......................................................11
            (59)  SHC, SLM AND WAP ACCOUNTS.................................11
            (60)  SHC, SLM AND WAP INVENTORY................................11
            (61)  SLM.......................................................11
            (62)  TRADEMARK CANADA..........................................11
            (63)  TRADEMARK US .............................................11
            (64)  TRUSTEE...................................................11
            (65)  US BORROWERS..............................................11
            (66)  US BORROWERS AND TRADEMARK US ACCOUNTS....................11
            (67)  US BORROWERS AND TRADEMARK US INVENTORY...................12
            (68)  US CREDIT AGREEMENT.......................................12
            (69)  US FACILITY CREDIT PARTIES................................12
            (70)  US LENDERS................................................12
      1.2   HEADINGS........................................................12
      1.3   REFERENCES......................................................12
      1.4   NUMBER AND GENDER...............................................12
      1.5   TIME OF THE ESSENCE.............................................12

SECTION 2  --  INTERCREDITOR AGREEMENT
      2.1   LIEN PRIORITIES.................................................12
      2.2   DISTRIBUTION OF PROCEEDS OF COLLATERAL..........................15
      2.3   ENFORCEMENT ACTIONS.............................................17
      2.4   LIQUIDATION PERIODS.............................................19

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      2.5   USE OF CAISSE SENIOR COLLATERAL.................................20
      2.6   CAISSE'S RIGHTS DURING LIQUIDATION PERIODS......................21
      2.7   AVAILABILITY AND DELIVERY OF BOOKS, RECORDS ETC.................21
      2.8   EXPENSES DURING LIQUIDATION PERIODS.............................22
      2.9   RELEASE OF LIENS................................................23
      2.10  RELEASE OF PLEDGED SHARE DOCUMENTS..............................23
      2.11  INTELLECTUAL PROPERTY LICENCE...................................23
      2.12  USE OF INTELLECTUAL PROPERTY....................................24
      2.13  AMOUNTS TO BE RECEIVED IN TRUST.................................24
      2.14  ADDITIONAL CREDIT EXTENSIONS; AMENDMENTS........................24
      2.15  ACCOUNTING......................................................25
      2.16  NOTICE OF DEFAULTS..............................................25
      2.17  INSURANCE.......................................................25
      2.18  NOTICES OF SALE.................................................26
      2.19  TRUSTEE FOR CAISSE AND AGENTS FOR THE EACH OF THE SECURED
            PARTIES ........................................................27

SECTION 3 -- MISCELLANEOUS
      3.1   NOTICES.........................................................27
      3.2   CONTESTING LIENS OR SECURITY INTERESTS..........................27
      3.3   THE DEBTORS ACKNOWLEDGEMENT ON INSOLVENCY PROCEEDINGS...........27
      3.4   NO ADDITIONAL RIGHTS FOR THE DEBTORS HEREUNDER..................28
      3.5   INDEPENDENT CREDIT INVESTIGATIONS...............................28
      3.6   LIMITATION ON LIABILITY OF AGENTS TO EACH OTHER.................28
      3.7   AMENDMENTS TO THIS AGREEMENT....................................28
      3.8   ENTIRE AGREEMENT................................................28
      3.9   FURTHER ASSURANCES..............................................28
      3.10  NO WAIVER.......................................................29
      3.11  SEVERABILITY....................................................29
      3.12  SUCCESSORS AND ASSIGNS; COUNTERPARTS............................29
      3.13  GOVERNING LAW...................................................29
      3.14  ATTORNMENT......................................................29
      3.15  INFORMATION.....................................................29
      3.16  TERMINATION.....................................................30
      3.17  AGREEMENT DOES NOT APPLY TO LEASED PROPERTY.....................30